UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21725

Tortoise Energy Capital Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211

(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  August 31, 2010

Item 1. Schedule of Investments.

Tortoise Energy Capital Corporation
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2010
Master Limited Partnerships and Related Companies - 156.3% (1)	Shares	Fair Value
Crude/Refined Products Pipelines - 67.9% (1)
United States - 67.9% (1)
Blueknight Energy Partners, L.P. (2)	436,674	$3,842,731
Buckeye Partners, L.P.	189,200	11,552,552
Enbridge Energy Partners, L.P.	1,064,000	57,190,000
Holly Energy Partners, L.P.	312,000	15,600,000
Kinder Morgan Management, LLC (3)	974,270	57,550,146
Magellan Midstream Partners, L.P.	598,700	29,013,002
NuStar Energy L.P.	583,557	33,256,913
Plains All American Pipeline, L.P.	680,400	40,851,216
Sunoco Logistics Partners L.P.	677,300	50,154,065
		299,010,625
Natural Gas/Natural Gas Liquids Pipelines - 59.9% (1)
United States - 59.9% (1)
Boardwalk Pipeline Partners, LP	746,157	22,802,558
Duncan Energy Partners L.P.	283,800	7,872,612
El Paso Pipeline Partners, L.P.	875,500	27,411,905
Energy Transfer Equity, L.P.	121,000	4,204,750
Energy Transfer Partners, L.P.	1,153,600	52,707,984
Enterprise Products Partners L.P.	1,291,800	47,757,846
Niska Gas Storage Partners LLC	265,600	5,014,528
ONEOK Partners, L.P.	380,000	26,144,000
PAA Natural Gas Storage, L.P.	150,919	3,602,437
Spectra Energy Partners, LP	303,900	9,791,658
TC PipeLines, LP	869,100	37,762,395
Williams Partners L.P.	184,096	7,752,283
Williams Pipeline Partners L.P.	342,800	10,921,608
		263,746,564
Natural Gas Gathering/Processing - 22.5% (1)
United States - 22.5% (1)
Chesapeake Midstream Partners, L.P.	189,874	4,471,533
Copano Energy, L.L.C.	736,700	18,505,904
DCP Midstream Partners, LP	404,100	12,834,216
MarkWest Energy Partners, L.P.	612,600	20,411,832
Regency Energy Partners LP	623,900	14,836,342
Targa Resources Partners LP	970,238	24,537,319
Western Gas Partners LP	141,430	3,405,634
		99,002,780
Propane Distribution - 5.3% (1)
United States - 5.3% (1)
Inergy, L.P.	627,000	23,349,480

Shipping - 0.7% (1)
Republic of the Marshall Islands - 0.7% (1)
Teekay LNG Partners L.P.	98,200	3,225,870

Total Master Limited Partnerships and Related Companies (Cost $424,185,995)		688,335,319

Short-Term Investment - 0.0% (1)
United States Investment Company - 0.0% (1)
Fidelity Institutional Government Portfolio - Class I, 0.06% (4) (Cost $219,453)	219,453	219,453

Total Investments - 156.3% (1) (Cost $424,405,448)		688,554,772
Other Assets and Liabilities - (21.1%) (1)		(93,022,954)
Long-Term Debt Obligations - (20.4%) (1)		(90,000,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (14.8%) (1)		(65,000,000)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$440,531,818

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2) Non-income producing.
(3) Security distributions are paid-in-kind.
(4) Rate indicated is the current yield as of August 31, 2010.

Various inputs are used in determining the value of the Company’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2010.  These assets are measured on a recurring basis.

	Fair Value at
Description	August 31, 2010	Level 1	Level 2	Level 3
Equity Securities:
Master Limited Partnerships and Related Companies(a)	$688,335,319	$688,335,319	$-	$-
Total Equity Securities	688,335,319	688,335,319	-	-
Other:
Short-Term Investment(b)	219,453	219,453	-	-
Total Other	219,453	219,453	-	-
Total	$688,554,772	$688,554,772	$-	$-

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at August 31, 2010.

Valuation Techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value.  This pricing methodology applies to the Company’s Level 1 investments.

There were no transfers between levels for the period from December 1, 2009 through August 31, 2010.

As of August 31, 2010, the aggregate cost of securities for federal income tax purposes was $352,089,368. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $341,422,916, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $4,957,512 and the net unrealized appreciation was $336,465,404.

Item 2. Controls and Procedures.

(a)
The registrant’s President and Chief Executive Officer and its Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Energy Capital Corporation

Date: October 28, 2010	By:	/s/ David J. Schulte
David J. Schulte
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise Energy Capital Corporation

Date: October 28, 2010	By:	/s/ David J. Schulte
David J. Schulte
President and Chief Executive Officer

Tortoise Energy Capital Corporation

Date: October 28, 2010	By:	/s/ Terry Matlack
Terry Matlack
Chief Financial Officer